Exhibit 10.3

EXECUTION VERSION
SECOND AMENDMENT
SECOND AMENDMENT, dated as of October 23, 2025 (this “Amendment”), by and among DXC Technology Company, a Nevada corporation (the “Company”), and the Lenders party to the Credit Agreement referred to below and consented to by the Swing Line Banks party hereto and consented to and accepted by Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS
1.The Company, each lender from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Revolving Credit Agreement dated as of November 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement).
2.The Company has, by notice to the Agent delivered pursuant to Section 2.16 of the Credit Agreement, requested that the latest Commitment Termination Date be extended for a period of one year, expiring November 1, 2030 (such extension, the “Extension”).
3.By notice to the Agent, the Consenting Lenders have agreed to extend the Commitment Termination Date applicable to the Consenting Lenders for a period of one year, expiring November 1, 2030. Lenders party to the Credit Agreement prior to the effectiveness of this Amendment that are not Consenting Lenders are referred to herein as “Non-Continuing Lenders.”
4.The Company has requested, and the Lenders have agreed, to amend the Credit Agreement as herein set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement. From and after the Effective Date (as defined below):
(a)The definition of “Commitment Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
“Commitment Termination Date” means, with respect to any Lender, November 1, 2030, or such later date as may be extended from time to time pursuant to Section 2.16 (or if any such date is not a Business Day, the next preceding Business Day) with the consent of such Lender.
(b)The definition of “Swing Line Bank” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:
“Swing Line Bank” means, initially, each of Citibank, N.A. or its Affiliate, Bank of America, N.A. or its Affiliate, JPMorgan Chase Bank, N.A. or its Affiliate, Mizuho Bank, Ltd. or its Affiliate, MUFG Bank, Ltd. or its Affiliate, and Lloyds Bank Corporate Markets plc or its Affiliate, each in its capacity as provider of Swing Line Advances, and additionally, any other Lender or its Affiliate that
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agrees to serve as a Swing Line Bank and has provided the Company and the Agent evidence of its Swing Line Commitment, or any successor swing line lender hereunder.
(c)The first sentence of Section 2.01(b) of the Credit Agreement is hereby amended by replacing the word “and” before clause (iii) thereof with a comma and adding to the end of such sentence the following:
and (iv) in an amount (based in respect of any Swing Line Advances by reference to the Equivalent thereof in US Dollars determined on the date of delivery of the applicable Notice of Swing Line Borrowing) for each Borrowing of Swing Line Advances for each Swing Line Bank not to exceed such Swing Line Bank’s Unused Revolving Commitment on such Business Day
(d)Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I hereto.
(e)On the Effective Date, (x) the total Revolving Commitments shall be reduced from $3,230,000,000 to $3,000,000,000 and (y) the Commitments of the Non-Continuing Lenders shall be terminated, all outstanding amounts due under the Credit Agreement to the Non-Continuing Lenders shall be paid in full in accordance with the terms of the Credit Agreement and the Non-Continuing Lenders shall cease to be Lenders under the Credit Agreement. The execution of this Amendment is evidence that each Lender party hereto (including, for the avoidance of doubt, the Non-Continuing Lenders), constituting all of the Lenders immediately prior to the Effective Date, agrees to such reduction and to the Commitments as set forth on Schedule I to this Amendment.
(f)As of the Effective Date, Lloyds Bank Corporate Markets plc shall be a joint lead arranger with respect to the Revolving Facility.
SECTION 2.Representations and Warranties. By its execution of this Amendment, the Company hereby represents and warrants to the Lenders that:
(a)the representations and warranties set forth in Article 4 of the Credit Agreement are correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) on and as of the Effective Date, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates only to an earlier date, in which case it was correct in all material respects (except those representations and warranties qualified by materiality, which shall be true and correct) as of such earlier date; and
(b)on and as of the Effective Date, no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
SECTION 3.Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Effective Date”) when the Agent shall have received:
(a)an executed counterpart of this Amendment from the Company, the Agent, each Swing Line Bank and each Lender (including, for the avoidance of doubt, each Non-Continuing Lender); and
(b)confirmation from the Company that the payment of fees and interest accrued for the account of the Non-Continuing Lenders through the Effective Date shall be paid in accordance with the terms of the Credit Agreement.
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SECTION 4.Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) only the Lenders listed on Schedule I to the Credit Agreement, as amended hereby, shall have a “Revolving Commitment” or “Swing Line Commitment” under the Credit Agreement and the Commitments of the Non-Continuing Lenders shall be terminated in full as of the Effective Date.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)On and after the Effective Date, this Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email or other electronic transmission of a duly executed counterpart copy hereof will be as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

DXC TECHNOLOGY COMPANY, as the Company
By:	/s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

[Signature Page to DXC Second Amendment]

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CITIBANK, N.A., as a Lender
By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

[Signature Page to DXC Second Amendment]

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BANK OF AMERICA, N.A., as a Lender
By:	/s/ Christine Yang
Name: Christine Yang
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Executive Director

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MIZUHO BANK, LTD., as a Lender
By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

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MUFG BANK, LTD. as a Lender
By:	/s/ Eric Enberg
Name: Eric Enberg
Title: Director

[Signature Page to DXC Second Amendment]

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Lloyds Bank Corporate Markets plc as a Lender
By:	/s/ Catherine Lim
Name: Catherine Lim
Title: Assistant Vice President

By:	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Vice President

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Canadian Imperial Bank of Commerce, New York Branch, as a Lender
By:	/s/ Kelly Petit de Mange
Name: Kelly Petit de Mange
Title: Executive Director & Authorized Signatory

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National Westminster Bank plc, as a Lender
By:	/s/ Jonathan Eady
Name: Jonathan Eady
Title: Director

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PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Anvar Musayev
Name: Anvar Musayev
Title: Vice President

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The Bank of Nova Scotia, as a Lender
By:	/s/ Yvonne Bai
Name: Yvonne Bai
Title: Director

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:	/s/ Justin Robinson
Name: Justin Robinson
Title: Authorized Signatory

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:	/s/ Paul Arens
Name: Paul Arens
Title: Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

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Danske Bank A/S, as a Lender
By:	/s/ Jannie Mærsk Pedersen
Name: Jannie Mærsk Pedersen
Title: Associate Director

By:	/s/ Andreas Langfeldt
Name: Andreas Langfeldt
Title: Managing Director

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U.S. Bank National Association, as a Lender
By:	/s/ Christina Westbrook
Name: Christina Westbrook
Title: Vice President

[Signature Page to DXC Second Amendment]

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HSBC Bank USA, N.A., as a Lender
By:	/s/ Mackenzie Wood
Name: Mackenzie Wood
Title: Senior Vice President #23666

[Signature Page to DXC Second Amendment]

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ING Bank N.V., Dublin Branch, as a Lender
By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

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KBC Bank NV, New York Branch, as a Lender
By:	/s/ Wesley Eggermont
Name: Wesley Eggermont
Title: Director

By:	/s/ Francis Payne
Name: Francis Payne
Title: Managing Director

[Signature Page to DXC Second Amendment]

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Raiffeisen Bank International AG, as Lender
By:	/s/ Ingrid Rosenwirth
Name: Ingrid Rosenwirth
Title:

By:	/s/ Olga Fedoseeva
Name: Olga Fedoseeva
Title: Director, Relationship Manager

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Standard Chartered Bank, as a Lender
By:	/s/ Vinai Krishnan
Name: Vinai Krishnan
Title: Managing Director

[Signature Page to DXC Second Amendment]

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BNP PARIBAS, as a Non-Continuing Lender
By:	/s/ Michael Kowalczuk
Name: Michael Kowalczuk
Title: Managing Director

By:	/s/ Zhi Jin
Name: Zhi Jin
Title: Vice President

[Signature Page to DXC Second Amendment]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Non-Continuing Lender
By:	/s/ Brian Buck
Name: Brian Buck
Title: Managing Director

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Commerzbank AG, New York Branch, as Non-Continuing Lender solely for purposes of Section 1(d) and 1(e) of the Amendment
By:	/s/ Maurice Kiefer
Name: Maurice Kiefer
Title: Director

By:	/s/ Jeff Sullivan
Name: Jeff Sullivan
Title: Director

[Signature Page to DXC Second Amendment]

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ICICI Bank Limited, New York Branch as a Non-Continuing Lender
By:	/s/ Kishan Kunal
Name: Kishan Kunal
Title: Team Lead -Corporate USA

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Consented to and accepted by:

CITIBANK, N.A., as Agent and a Swing Line Bank
By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

[Signature Page to DXC Second Amendment]

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Consented to by:

BANK OF AMERICA, N.A., as a Swing Line Bank
By:	/s/ Christine Yang
Name: Christine Yang
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Swing Line Bank
By:
Name:
Title:
MIZUHO BANK, LTD., as a Swing Line Bank
By:
Name:
Title:

MUFG BANK, LTD., as a Swing Line Bank
By:
Name:
Title:

[Signature Page to DXC Second Amendment]

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LLOYDS BANK CORPORATE MARKETS PLC, as a Swing Line Bank
By:
Name:
Title:

[Signature Page to DXC Second Amendment]

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Consented to by:

BANK OF AMERICA, N.A., as a Swing Line Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Swing Line Bank
By:	/s/ Ryan Zimmerman
Name: Ryan Zimmerman
Title: Executive Director
MIZUHO BANK, LTD., as a Swing Line Bank
By:
Name:
Title:

[Signature Page to DXC Second Amendment]

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MUFG BANK, LTD., as a Swing Line Bank
By:
Name:
Title:

LLOYDS BANK CORPORATE MARKETS PLC, as a Swing Line Bank
By:
Name:
Title:

[Signature Page to DXC Second Amendment]

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Consented to by:

BANK OF AMERICA, N.A., as a Swing Line Bank
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Swing Line Bank
By:
Name:
Title:
MIZUHO BANK, LTD., as a Swing Line Bank
By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Managing Director

[Signature Page to DXC Second Amendment]

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MUFG BANK, LTD., as a Swing Line Bank
By:
Name:
Title:

LLOYDS BANK CORPORATE MARKETS PLC, as a Swing Line Bank
By:
Name:
Title:

[Signature Page to DXC Second Amendment]

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Consented to by:

MUFG BANK, LTD., as a Swing Line Bank
By:	/s/ Eric Enberg
Name: Eric Enberg
Title: Director

[Signature Page to DXC Second Amendment]

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Consented to by:

LLOYDS BANK CORPORATE MARKETS PLC, as a Swing Line Bank
By:	/s/ Catherine Lim
Name: Catherine Lim
Title: Assistant Vice President

By:	/s/ Tina Wong
Name: Tina Wong
Title: Assistant Vice President

[Signature Page to DXC Second Amendment]

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Schedule I

LENDERS’ COMMITMENTS

	Lender	Revolving Commitment		Swing Line Commitment
1	Citibank, N.A.	US$	251,666,666.67	US$50,000,000.00
2	Bank of America, N.A.	US$	251,666,666.67	US$50,000,000.00
3	JPMorgan Chase Bank, N.A.	US$	251,666,666.67	US$50,000,000.00
4	Mizuho Bank, Ltd.	US$	251,666,666.67	US$50,000,000.00
5	MUFG Bank, Ltd.	US$	251,666,666.66	US$50,000,000.00
6	Lloyds Bank Corporate Markets plc	US$	251,666,666.66	US$50,000,000.00
7	Canadian Imperial Bank of Commerce, New York Branch	US$172,000,000.00		N/A
8	National Westminster Bank plc	US$	172,000,000.00	N/A
9	PNC Bank, National Association	US$	172,000,000.00	N/A
10	TD Bank, N.A.	US$	172,000,000.00	N/A
11	The Bank of Nova Scotia	US$	172,000,000.00	N/A
12	Credit Agricole Corporate and Investment Bank	US$	110,000,000.00	N/A
13	Danske Bank A/S	US$	110,000,000.00	N/A
14	U.S. Bank National Association	US$	110,000,000.00	N/A
15	HSBC Bank USA, N.A.	US$	60,000,000.00	N/A
16	ING Bank N.V., Dublin Branch	US$	60,000,000.00	N/A
17	KBC Bank NV, New York Branch	US$	60,000,000.00	N/A
18	Raiffeisen Bank International AG	US$	60,000,000.00	N/A
19	Standard Chartered Bank	US$	60,000,000.00	N/A
	Total Commitments:	US$3,000,000,000.00		US$300,000,000.00

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